UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 3, 2004

Second Bancorp Incorporated

(Exact name of registrant as specified in its charter)

Ohio	0-15624	34-1547453

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

108 Main Avenue S.W., Warren, Ohio		44482-1311

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 330-841-0123

Item 5. Other Events
SIGNATURES

Item 5. Other Events

On April 29, 2004, the Company issued the following press release:

SECOND BANCORP REPORTS
FIRST QUARTER 2004 EARNINGS

Warren, Ohio, April 29, 2004—SECOND BANCORP INCORPORATED (Nasdaq “SECD”, “SECDP”) reported net income for first quarter 2004 of $2,767,000 or $.29 per diluted share compared to $8,661,000 or $.89 per diluted share for the same period last year. Earnings for first quarter 2004 were adversely affected by $1,138,000 in non-recurring expenses associated with Second Bancorp’s pending merger with Sky Financial Group, Inc. Earnings for last year’s first quarter included gains (after tax) of $3.65 million on the sale of two of subsidiary Second National Bank’s banking centers in Jefferson County, Ohio. Absent these items, earnings for the current quarter would have been $3,812,000 or $.39 per diluted share, and last year’s first quarter would have been $5,009,000 or $.52 per diluted share. All results contained in this press release are reported on a GAAP basis unless specifically indicated otherwise.

The Company’s return on average assets (ROA) for the just completed quarter was         .52% compared to 1.85% (or 1.07% on a non-GAAP basis) for the comparable quarter in 2003. Second Bancorp’s return on average equity (ROE) was 7.93% for the quarter compared to 25.61% (or 14.81% on a non-GAAP basis) for the year-ago quarter. Persistently low interest rates continued to compress the Company’s net interest margin which was 2.84% for the just completed quarter compared to 3.33% during the same period last year. Lower non-interest income reflected, in part, slowing secondary market activity in our mortgage lending line of business and higher non-interest expenses (including merger costs) produced a 73.95% efficiency ratio for the quarter compared to 47.48% for the same quarter last year.

Second Bancorp President and Chief Executive Officer R. L. (Rick) Blossom stated “Among the many challenges Second Bancorp and Second National Bank face as we move toward completion of the pending merger with Sky Financial Group have been customer retention and continuing business development. Our charge is to deliver to Sky Financial the bargained-for customer base and accompanying earnings potential. With average total loans for the first quarter 1.6% higher than for fourth quarter 2003 and average deposits up 4.6% for the same periods, we’re satisfied that our dedicated, professional staff continues to focus on those things which have historically created value for our shareholders.”

As mentioned, Second Bancorp announced January 8, 2004 that it has entered with Sky Financial Group, Inc. into a definitive merger agreement under which Sky Financial will acquire all of Second Bancorp’s outstanding shares in a stock-for-stock transaction. Under the agreement, Second Bancorp’s common shareholders will receive 1.26 shares of Sky Financial stock in exchange for each Second Bancorp share. Second Bancorp’s special meeting of shareholders for the purpose of considering and approving the merger will be held on May 18, 2004. Shareholders of record on April 5, 2004 are entitled to vote at that meeting. The transaction, subject also to regulatory approvals, is expected to be completed as of the close of business June 30, 2004.

The Company also reported that its Board of Directors declared a nineteen cent ($.19) per share common dividend payable April 30, 2004 to shareholders of record on April 15. That dividend is unchanged from the previous quarter.

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Shareholders are urged to read the joint proxy statement/prospectus regarding the referenced proposed transaction filed by Sky Financial Group, Inc. and Second Bancorp Incorporated filed with the SEC because it will contain important information. Shareholders and interested parties can obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Sky Financial and Second Bancorp, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to Sky Financial Group, Inc., 221 South Church Street, Bowling Green, Ohio 43402, Attention: Shareholder Relations (800-576-5007), or to Second Bancorp Incorporated, 108 Main Avenue, S.W., Warren, Ohio 44481, Attention: Executive Vice President and Secretary (330-841-0234).

Second Bancorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Second Bancorp in connection with the proposed merger transaction. Information about the directors and executive officers of Second Bancorp is available in its proxy statement filed with the SEC on March 5, 2003. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Second Bancorp is a $2.1 billion financial holding company providing a full range of commercial and consumer banking, wealth management, insurance and investment products and services to communities in a nine county area of Northeastern Ohio through subsidiaries Second National Bank and Stouffer-Herzog Insurance Agency, Inc.

Additional information about Second Bancorp and information about products and services offered by Second National Bank can be found on the Web at www.secondnationalbank.com.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary, at 330.841.0234 (phone), 330.841.0489 (fax), or cstanitz@secondnationalbank.com.

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Quarterly Data

(Dollars in thousands, except per share data)

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Earnings:
Net interest income	$13,558	$14,181	$13,817	$13,790	$14,083
Provision for loan losses	1,350	1,486	1,096	2,855	2,173
Non-interest income	6,061	5,581	3,491	10,700	14,211
Security gains	498	967	3,566	0	51
Non-interest expense	14,849	13,998	13,076	14,016	13,673
Federal income taxes	1,151	1,096	1,795	2,181	3,838

Net income	$2,767	$4,149	$4,907	$5,438	$8,661

Per share:
Basic earnings	0.29	0.44	0.52	0.57	0.90
Diluted earnings	0.29	0.43	0.51	0.57	0.89
Common dividends	0.19	0.19	0.19	0.19	0.19
Book value	15.10	14.47	14.34	14.81	14.36
Tangible book value	12.82	12.17	12.05	12.40	11.95
Market value	32.44	26.40	27.24	25.80	22.15
Weighted average shares outstanding:
Basic	9,477,710	9,471,371	9,474,925	9,484,646	9,620,401
Diluted	9,702,224	9,616,188	9,610,350	9,575,001	9,714,253
Period end balance sheet:
Assets	$2,116,947	$2,116,530	$2,074,750	$1,926,233	$1,909,027
Securities	620,091	620,696	602,893	556,434	539,309
Total loans	1,339,838	1,349,820	1,301,618	1,199,630	1,215,481
Allowance for loan losses	19,137	18,874	18,372	18,030	17,756
Deposits	1,287,292	1,215,342	1,165,281	1,172,816	1,121,866
Total shareholders’ equity	143,139	137,016	135,799	140,215	136,369
Tier I capital	147,906	146,397	144,583	140,335	137,595
Tier I ratio	10.6%	10.2%	10.4%	10.8%	10.5%
Total capital	165,334	164,396	161,946	156,613	154,010
Total capital ratio	11.9%	11.4%	11.7%	12.0%	11.7%
Total risk-adjusted assets	1,392,535	1,439,030	1,388,065	1,300,512	1,311,849
Tier I leverage ratio	7.1%	7.1%	7.3%	7.6%	7.5%
Average balance sheet:
Assets	$2,114,043	$2,092,553	$2,004,789	$1,908,978	$1,869,524
Earning assets	1,977,023	1,957,682	1,871,145	1,789,611	1,750,900
Loans	1,338,254	1,317,153	1,245,980	1,197,300	1,177,617
Deposits	1,251,016	1,196,389	1,157,817	1,159,719	1,135,681
Shareholders’ equity	139,486	133,653	134,844	139,269	135,254
Key ratios: (%)
Return on average assets (ROA)	0.52	0.79	0.98	1.14	1.85
Return on average shareholders’ equity (ROE)	7.93	12.42	14.56	15.62	25.61
Net interest margin	2.84	3.00	3.06	3.19	3.33
Net overhead	1.78	1.72	2.05	0.74	(0.12)
Efficiency ratio	73.95	69.12	73.49	56.10	47.48
Credit quality:
Non-accrual loans	$14,135	$13,348	$12,735	$12,238	$12,709
Restructured loans	497	1,017	461	340	374
90 day past due and accruing	8,784	8,879	8,625	7,231	6,623

Non-performing loans	23,416	23,244	21,821	19,809	19,706
Other real estate owned	921	713	753	621	1,270

Non-performing assets	$24,337	$23,957	$22,574	$20,430	$20,976

Charge-offs	$1,534	$1,111	$918	$2,721	$2,213
Recoveries	447	126	165	139	201

Net charge-offs	$1,087	$985	$753	$2,582	$2,012

Allowance for loan losses as a percent of period-end loans (%)	1.43	1.40	1.41	1.50	1.46
Net charge-offs (annualized) as a percent of average loans (%)	0.32	0.30	0.24	0.86	0.68
Non-performing loans as a percent of loans	1.75	1.72	1.68	1.65	1.62
Non-performing assets as a percent of assets	1.15	1.13	1.09	1.06	1.10

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Year-to-Date Data

(Dollars in thousands, except per share data)

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Earnings:
Net interest income	$13,558	$55,871	$41,690	$27,873	$14,083
Provision for loan losses	1,350	7,610	6,124	5,028	2,173
Non-interest income	6,061	33,983	28,402	24,911	14,211
Security gains	498	4,584	3,617	51	51
Non-interest expense	14,849	54,763	40,765	27,689	13,673
Federal income taxes	1,151	8,910	7,814	6,019	3,838

Net income	$2,767	$23,155	$19,006	$14,099	$8,661

Per share:
Basic earnings	0.29	2.43	1.99	1.48	0.90
Diluted earnings	0.29	2.41	1.97	1.46	0.89
Common dividends	0.19	0.76	0.57	0.38	0.19
Book value	15.10	14.47	14.34	14.81	14.36
Tangible book value	12.82	12.17	12.05	12.40	11.95
Market value	32.44	26.40	27.24	25.80	22.15
Weighted average shares outstanding:
Basic	9,477,710	9,512,324	9,526,125	9,552,149	9,620,401
Diluted	9,702,224	9,623,388	9,631,663	9,644,621	9,714,253
Period end balance sheet:
Assets	$2,116,947	$2,116,530	$2,074,750	$1,926,233	$1,909,027
Securities	620,091	620,696	602,893	556,434	539,309
Total loans	1,339,838	1,349,820	1,301,618	1,199,630	1,215,481
Allowance for loan losses	19,137	18,874	18,372	18,030	17,756
Deposits	1,287,292	1,215,342	1,165,281	1,172,816	1,121,866
Total shareholders’ equity	143,139	137,016	135,799	140,215	136,369
Tier I capital	147,906	146,397	144,583	140,335	137,595
Tier I ratio	10.6%	10.2%	10.4%	10.8%	10.5%
Total capital	165,334	164,396	161,946	156,613	154,010
Total capital ratio	11.9%	11.4%	11.7%	12.0%	11.7%
Total risk-adjusted assets	1,392,535	1,439,030	1,388,065	1,300,512	1,311,849
Tier I leverage ratio	7.1%	7.1%	7.3%	7.6%	7.5%
Average balance sheet:
Assets	$2,114,043	$1,969,670	$1,928,259	$1,889,360	$1,869,524
Earning assets	1,977,023	1,842,980	1,804,326	1,770,363	1,750,900
Loans	1,338,254	1,234,926	1,207,216	1,187,513	1,177,617
Deposits	1,251,016	1,162,555	1,151,153	1,147,766	1,135,681
Shareholders’ equity	139,486	135,748	136,454	137,273	135,254
Key ratios: (%)
Return on average assets (ROA)	0.52	1.18	1.31	1.49	1.85
Return on average shareholders’ equity (ROE)	7.93	17.06	18.57	20.54	25.61
Net interest margin	2.84	3.14	3.19	3.26	3.33
Net overhead	1.78	1.13	0.91	0.31	(0.12)
Efficiency ratio	73.95	59.63	56.95	51.48	47.48
Credit quality:
Non-accrual loans	$14,135	$13,348	$12,735	$12,238	$12,709
Restructured loans	497	1,017	461	340	374
90 day past due and accruing	8,784	8,879	8,625	7,231	6,623

Non-performing loans	23,416	23,244	21,821	19,809	19,706
Other real estate owned	921	713	753	621	1,270

Non-performing assets	$24,337	$23,957	$22,574	$20,430	$20,976

Charge-offs	$1,534	$6,963	$5,852	$4,934	$2,213
Recoveries	447	631	505	340	201

Net charge-offs	$1,087	$6,332	$5,347	$4,594	$2,012

Allowance for loan losses as a percent of period-end loans (%)	1.43	1.40	1.41	1.50	1.46
Net charge-offs (annualized) as a percent of average loans (%)	0.32	0.51	0.59	0.77	0.68
Non-performing loans as a percent of loans	1.75	1.72	1.68	1.65	1.62
Non-performing assets as a percent of assets	1.15	1.13	1.09	1.06	1.10

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Quarterly Data

(Dollars in thousands, except per share data)

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
INTEREST INCOME
Loans (including fees):
Taxable	$19,001	$19,286	$18,950	$18,814	$18,605
Exempt from federal income taxes	211	209	212	206	211
Securities:
Taxable	5,587	5,819	5,348	5,518	6,234
Exempt from federal income taxes	643	703	689	714	728
Federal funds sold and other temp. investments	34	27	30	136	123

Total interest income	25,476	26,044	25,229	25,388	25,901
INTEREST EXPENSE
Deposits	5,660	5,338	5,118	5,563	5,779
Federal funds purchased and securities sold under agreements to repurchase	539	682	613	596	581
Note Payable	49	47	50	54	63
Other borrowed funds	2	3	2	3	3
Federal Home Loan Bank advances	4,912	4,971	4,895	4,649	4,659
Debentures and capital securities	756	822	734	733	733

Total interest expense	11,918	11,863	11,412	11,598	11,818

Net interest income	13,558	14,181	13,817	13,790	14,083
Provision for loan losses	1,350	1,486	1,096	2,855	2,173

Net interest income after provision for loan losses	12,208	12,695	12,721	10,935	11,910
NON-INTEREST INCOME
Mortgage banking income	1,928	441	(1,157)	6,550	4,358
Service charges on deposit accounts	1,620	1,628	1,549	1,555	1,527
Trust fees	687	757	631	563	609
Security gains	498	967	3,566	0	51
Gain on sale of banking centers	0	0	0	0	5,619
Other operating income	1,826	2,755	2,468	2,032	2,098

Total non-interest income	6,559	6,548	7,057	10,700	14,262
NON-INTEREST EXPENSE
Salaries and employee benefits	7,729	7,636	6,701	7,642	7,604
Net occupancy	1,252	1,236	1,180	1,125	1,199
Equipment	1,015	909	1,045	1,059	1,039
Professional services	795	805	707	1,138	767
Assessment on deposits and other taxes	430	222	501	388	392
Amortization of intangible assets	113	124	113	112	118
Merger costs	1,138	0	0	0	0
Other operating expenses	2,377	3,066	2,829	2,552	2,554

Total non-interest expense	14,849	13,998	13,076	14,016	13,673

Income before federal income taxes	3,918	5,245	6,702	7,619	12,499
Income tax expense	1,151	1,096	1,795	2,181	3,838

Net income	$2,767	$4,149	$4,907	$5,438	$8,661

NET INCOME PER COMMON SHARE:
Basic	$0.29	$0.44	$0.52	$0.57	$0.90
Diluted	$0.29	$0.43	$0.51	$0.57	$0.89
Weighted average common shares outstanding:
Basic	9,477,710	9,471,371	9,474,925	9,484,646	9,620,401
Diluted	9,702,224	9,616,188	9,610,350	9,575,001	9,714,253
Note: Fully taxable equivalent adjustment	$460	$491	$485	$495	$506

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Year-to-Date Data

(Dollars in thousands, except per share data)

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
INTEREST INCOME
Loans (including fees):
Taxable	$19,001	$75,655	$56,369	$37,419	$18,605
Exempt from federal income taxes	211	838	629	417	211
Securities:
Taxable	5,587	22,919	17,100	11,752	6,234
Exempt from federal income taxes	643	2,834	2,131	1,442	728
Federal funds sold and other temp. investments	34	316	289	259	123

Total interest income	25,476	102,562	76,518	51,289	25,901
INTEREST EXPENSE
Deposits	5,660	21,798	16,460	11,342	5,779
Federal funds purchased and securities sold under agreements to repurchase	539	2,472	1,790	1,177	581
Note Payable	49	214	167	117	63
Other borrowed funds	2	11	8	6	3
Federal Home Loan Bank advances	4,912	19,174	14,203	9,308	4,659
Debentures and capital securities	756	3,022	2,200	1,466	733

Total interest expense	11,918	46,691	34,828	23,416	11,818

Net interest income	13,558	55,871	41,690	27,873	14,083
Provision for loan losses	1,350	7,610	6,124	5,028	2,173

Net interest income after provision for loan losses	12,208	48,261	35,566	22,845	11,910
NON-INTEREST INCOME
Mortgage banking revenue	1,928	10,194	9,751	10,908	4,358
Service charges on deposit accounts	1,620	6,259	4,631	3,082	1,527
Trust fees	687	2,560	1,803	1,172	609
Security gains	498	4,584	3,617	51	51
Gain on sale of banking centers	0	5,619	5,619	5,619	5,619
Other operating income	1,826	9,351	6,598	4,130	2,098

Total non-interest income	6,559	38,567	32,019	24,962	14,262
NON-INTEREST EXPENSE
Salaries and employee benefits	7,729	29,583	21,947	15,246	7,604
Net occupancy	1,252	4,740	3,504	2,324	1,199
Equipment	1,015	4,052	3,143	2,098	1,039
Professional services	795	3,417	2,612	1,905	767
Assessment on deposits and other taxes	430	1,503	1,281	780	392
Amortization of intangible assets	113	467	343	230	118
Merger costs	1,138	0	0	0	0
Other operating expenses	2,377	11,001	7,935	5,106	2,554

Total non-interest expense	14,849	54,763	40,765	27,689	13,673

Income before federal income taxes	3,918	32,065	26,820	20,118	12,499
Income tax expense	1,151	8,910	7,814	6,019	3,838

Net income	$2,767	$23,155	$19,006	$14,099	$8,661

NET INCOME PER COMMON SHARE:
Basic	$0.29	$2.43	$1.99	$1.48	$0.90
Diluted	$0.29	$2.41	$1.97	$1.46	$0.89
Weighted average common shares outstanding:
Basic	9,477,710	9,512,324	9,526,125	9,552,149	9,620,401
Diluted	9,702,224	9,623,388	9,631,663	9,644,621	9,714,253
Note: Fully taxable equivalent adjustment	$460	$1,977	$1,486	$1,001	$506

Second Bancorp Incorporated and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands)

	March 31	December 31	September 30	June 30	March 31
	2004	2003	2003	2003	2003
ASSETS
Cash and due from banks	$40,046	$40,773	$57,305	$42,194	$43,334
Federal funds sold and other temp. investments	18,065	6,529	13,128	44,505	29,523
Securities available-for-sale (at market value)	620,091	620,696	602,893	556,434	539,309
Loans:
Commercial	649,767	631,170	598,762	571,788	558,499
Consumer	420,031	399,137	372,826	339,723	325,819
Real estate	270,040	319,513	330,030	288,119	331,163

Total loans	1,339,838	1,349,820	1,301,618	1,199,630	1,215,481
Less allowance for loan losses	19,137	18,874	18,372	18,030	17,756

Net loans	1,320,701	1,330,946	1,283,246	1,181,600	1,197,725
Premises and equipment	19,257	19,013	17,944	17,048	16,125
Accrued interest receivable	8,214	8,501	8,710	8,289	9,414
Goodwill and intangible assets	19,935	20,047	20,117	20,230	20,343
Servicing assets	18,808	20,936	19,827	14,880	13,743
Other assets	51,830	49,089	51,580	41,053	39,511

Total assets	$2,116,947	$2,116,530	$2,074,750	$1,926,233	$1,909,027

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$156,302	$170,176	$165,242	$155,285	$155,892
Demand — interest bearing	133,592	142,709	164,186	204,430	147,747
Savings	350,702	346,851	350,231	347,722	363,443
Time deposits	646,696	555,606	485,622	465,379	454,784

Total deposits	1,287,292	1,215,342	1,165,281	1,172,816	1,121,866
Federal funds purchased and securities sold under agreements to repurchase	179,327	216,761	238,047	175,011	206,069
Note payable	13,000	7,750	7,750	7,750	14,000
Other borrowed funds	661	1,301	1,579	1,219	155
Accrued expenses and other liabilities	15,587	14,524	17,562	19,612	20,089
Federal Home Loan Bank advances	446,391	492,299	478,198	379,089	379,971
Debentures	31,550	31,537	0	0	0
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	0	0	30,534	30,521	30,508

Total liabilities	1,973,808	1,979,514	1,938,951	1,786,018	1,772,658
Shareholders’ equity:
Common stock, no par value; 30,000,000 shares authorized;	43,160	42,973	42,815	41,750	41,745
Treasury stock	(36,173)	(36,173)	(36,173)	(34,771)	(33,740)
Other comprehensive income	4,136	(834)	457	7,642	6,410
Retained earnings	132,016	131,050	128,700	125,594	121,954

Total shareholders’ equity	143,139	137,016	135,799	140,215	136,369

Total liabilities and shareholders’ equity	$2,116,947	$2,116,530	$2,074,750	$1,926,233	$1,909,027

Miscellaneous data:
Common shares issued	10,999,230	10,991,460	10,990,460	10,936,760	10,922,720
Treasury shares	1,520,089	1,520,089	1,520,089	1,468,541	1,426,841
Bank owned life insurance (in other assets)	$35,117	$34,742	$34,149	$33,769	$33,489
Loans serviced for others	$1,809,713	$1,750,733	$1,692,880	$1,631,790	$1,463,926
Goodwill	$16,701	$16,700	$16,647	$16,647	$16,647
Other intangibles	3,234	3,347	3,470	3,583	3,696

Total goodwill and intangible assets	$19,935	$20,047	$20,117	$20,230	$20,343

Mortgage servicing rights (net of allowance)	$18,369	$20,512	$19,378	$14,429	$13,299
Other servicing assets	439	424	449	451	444

	$18,808	$20,936	$19,827	$14,880	$13,743

Valuation allowance for mortgage servicing rights included above	$(5,302)	$(2,393)	$(2,774)	$(6,304)	$(4,783)

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Quarter Ended

(Dollars in Thousands)

ASSETS	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Cash and demand balances due from banks	$39,963	$40,524	$43,675	$37,686	$38,392
Federal funds sold and other temp. investments	14,480	12,219	14,697	50,390	44,849
Securities available-for-sale	624,289	628,310	610,468	541,921	528,434
Loans:
Commercial	640,009	613,183	584,553	562,499	551,882
Consumer	407,658	389,303	353,299	336,303	324,729
Real estate	290,587	314,667	308,128	298,498	301,006

Total loans	1,338,254	1,317,153	1,245,980	1,197,300	1,177,617
Allowance for loan losses	18,909	18,463	18,137	17,787	17,566

Net loans	1,319,345	1,298,690	1,227,843	1,179,513	1,160,051
Premises and equipment	19,326	19,020	17,666	16,828	16,508
Goodwill and intangible assets	19,967	20,076	20,166	20,282	20,461
Servicing assets	21,202	20,105	17,377	14,859	13,310
Other assets	55,471	53,609	52,897	47,499	47,519

Total assets	$2,114,043	$2,092,553	$2,004,789	$1,908,978	$1,869,524

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Demand deposits (non-interest bearing)	$162,275	$167,689	$161,281	$159,636	$153,223
Demand deposits (interest bearing)	137,631	152,202	187,231	183,323	117,469
Savings	349,693	353,391	346,965	356,281	382,673
Time deposits	601,417	523,107	462,340	460,479	482,316

Total deposits	1,251,016	1,196,389	1,157,817	1,159,719	1,135,681
Federal funds purchased and securities sold under agreements to repurchase	184,141	230,115	208,549	178,618	164,329
Note payable	8,212	7,749	7,750	8,369	9,733
Other borrowed funds	790	370	563	186	455
Accrued expenses and other Liabilities	14,791	15,693	17,626	18,243	17,863
Federal Home Loan Bank advances	484,065	478,044	447,116	374,061	375,710
Debentures and capital securities	31,542	30,540	30,524	30,513	30,499

Total liabilities	1,974,557	1,958,900	1,869,945	1,769,709	1,734,270
Shareholders’ equity:
Common stock	43,120	42,839	42,506	41,747	41,757
Treasury shares	(36,173)	(36,172)	(35,646)	(34,127)	(30,666)
Other comprehensive income	1,917	(2,128)	939	7,434	6,778
Retained earnings	130,622	129,114	127,045	124,215	117,385

Total shareholders’ equity	139,486	133,653	134,844	139,269	135,254

Total liabilities and shareholders’ equity	$2,114,043	$2,092,553	$2,004,789	$1,908,978	$1,869,524

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Year-to-date period ended:

(Dollars in Thousands)

ASSETS	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Cash and demand balances due from banks	$39,963	$40,085	$39,937	$38,037	$38,392
Federal funds sold	14,480	30,406	36,535	47,635	44,849
Securities available-for-sale	624,289	577,648	560,575	535,215	528,434
Loans:
Commercial	640,009	578,215	566,431	557,220	551,882
Consumer	407,658	351,092	338,215	330,548	324,729
Real estate	290,587	305,619	302,570	299,745	301,006

Total loans	1,338,254	1,234,926	1,207,216	1,187,513	1,177,617
Allowance for loan losses	18,909	17,991	17,832	17,677	17,566

Net loans	1,319,345	1,216,935	1,189,384	1,169,836	1,160,051
Premises and equipment	19,326	17,513	17,005	16,669	16,508
Goodwill and intangible assets	19,967	20,245	20,302	20,371	20,461
Servicing assets	21,202	16,434	15,197	14,089	13,310
Other assets	55,471	50,404	49,324	47,508	47,519

Total assets	$2,114,043	$1,969,670	$1,928,259	$1,889,360	$1,869,524

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Demand deposits (non-interest bearing)	$162,275	$160,499	$158,076	$156,447	$153,223
Demand deposits (interest bearing)	137,631	160,226	162,930	150,578	117,469
Savings	349,693	359,712	361,842	369,404	382,673
Time deposits	601,417	482,118	468,305	471,337	482,316

Total deposits	1,251,016	1,162,555	1,151,153	1,147,766	1,135,681
Federal funds purchased and securities sold under agreements to repurchase	184,141	195,619	183,994	171,513	164,329
Note payable	8,212	8,393	8,610	9,047	9,733
Other borrowed funds	790	394	402	320	455
Accrued expenses and other Liabilities	14,791	17,351	17,910	18,054	17,863
Federal Home Loan Bank advances	484,065	419,091	399,224	374,881	375,710
Debentures and capital securities	31,542	30,519	30,512	30,506	30,499

Total liabilities	1,974,557	1,833,922	1,791,805	1,752,087	1,734,270
Shareholders’ equity:
Common stock	43,120	42,216	42,006	41,752	41,757
Treasury shares	(36,173)	(34,172)	(33,498)	(32,406)	(30,666)
Net unrealized holding gains	1,917	3,225	5,029	7,108	6,778
Retained earnings	130,622	124,479	122,917	120,819	117,385

Total shareholders’ equity	139,486	135,748	136,454	137,273	135,254

Total liabilities and shareholders’ equity	$2,114,043	$1,969,670	$1,928,259	$1,889,360	$1,869,524

Second Bancorp Incorporated and Subsidiaries

Financial Highlights – Non-GAAP Operating Results
Quarterly Data

(Dollars in thousands, except per share data)

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Non-GAAP earnings:
Net interest income	$13,558	$14,181	$13,817	$13,790	$14,083
Provision for loan losses	1,350	1,486	1,096	2,855	2,173
Non-interest income	7,199	5,581	3,491	10,700	14,211
Security gains (losses)	498	967	3,566	0	51
Non-interest expense	14,849	13,998	13,076	14,016	19,292
Federal income taxes	1,244	1,096	1,795	2,181	1,871

Non-GAAP net income	$3,812	$4,149	$4,907	$5,438	$5,009

Non-GAAP per share:
Basic earnings	$0.40	$0.44	$0.52	$0.57	$0.52
Diluted earnings	0.39	0.43	0.51	0.57	0.52
Non-GAAP key ratios: (%)
Return on average assets (ROA)	0.72	0.79	0.98	.14	1.07
Return on average shareholders’ equity (ROE)	10.93	12.42	14.56	15.62	14.81
Net interest margin	2.84	3.00	3.06	3.19	3.33
Net overhead	1.55	1.72	2.05	0.74	1.16
Efficiency ratio	68.29	69.12	73.49	56.10	58.98

Second Bancorp Incorporated and Subsidiaries
Reconciliation of GAAP vs. Non-GAAP Operating Results
Quarterly Data

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Net income	$2,767	$4,149	$4,907	$5,438	$8,661
Adjustments to GAAP to reflect Non-GAAP Operating Basis:
Add non-recurring costs:
Sale of banking centers	0	0	0	0	(5,619)
Merger costs	1,138	0	0	0	0
Banking center reconfiguration	0	0	0	0	0

Total adjustments	1,138	0	0	0	(5,619)
Federal income tax benefit (expense)	93	0	0	0	(1,967)

Non-GAAP net income	$3,812	$4,149	$4,907	$5,438	$5,009

Note: Recap of Income from Mortgage Banking Activities

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Gross income from servicing	$1,125	$947	$1,052	$986	$903
Amortization of MSRs	(1,052)	(790)	(2,723)	(2,101)	(1,549)

(Excess amortization) / net servicing income	73	157	(1,671)	(1,115)	(646)
Change in valuation allowance MSRs	(2,909)	381	3,530	(1,522)	(989)
Net derivative gain (loss) — non hedging	3,738	(834)	(6,759)	3,035	1,805

Income (loss) from Mortgage Servicing	902	(296)	(4,900)	398	170
Gain on sale of mortgage loans	1,026	737	3,743	6,152	4,188

Net mortgage banking revenue (loss)	$1,928	$441	$(1,157)	$6,550	$4,358

Second Bancorp Incorporated and Subsidiaries
Financial Highlights – Non-GAAP Operating Results
Year-to-Date Data

(Dollars in thousands, except per share data)

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Non-GAAP earnings:
Net interest income	$13,558	$55,871	$41,690	$27,873	$14,083
Provision for loan losses	1,350	7,610	6,124	5,028	2,173
Non-interest income	7,199	28,364	22,783	19,292	14,211
Security gains (losses)	498	4,584	3,617	51	51
Non-interest expense	14,849	54,763	40,765	27,689	19,292
Federal income taxes	1,244	6,943	5,847	4,052	1,871

Non-GAAP net income	$3,812	$19,503	$15,354	$10,447	$5,009

Non-GAAP per share:
Basic earnings	$0.40	$2.05	$1.61	$1.09	$0.52
Diluted earnings	0.39	2.03	1.59	1.08	0.52
Non-GAAP key ratios: (%)
Return on average assets (ROA)	0.72	0.99	1.06	1.11	1.07
Return on average shareholders’ equity (ROE)	10.93	14.37	15.00	15.22	14.81
Net interest margin	2.84	3.14	3.19	3.26	3.33
Net overhead	1.55	1.43	1.33	0.95	1.16
Efficiency ratio	68.29	63.52	61.80	57.49	58.98

Second Bancorp Incorporated and Subsidiaries
Reconciliation of GAAP vs. Non-GAAP Operating Results
Year-to-Date Data

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Net income	$2,767	$23,155	$19,006	$14,099	$8,661
Adjustments to GAAP to reflect
Non-GAAP Operating Basis:
Add non-recurring costs:
Sale of banking centers	0	(5,619)	(5,619)	(5,619)	(5,619)
Merger costs	1,138	0	0	0	0
Banking center reconfiguration	0	0	0	0	0

Total adjustments	1,138	(5,619)	(5,619)	(5,619)	(5,619)
Federal income tax benefit (expense)	93	(1,967)	(1,967)	(1,967)	(1,967)

Non-GAAP net income	$3,812	$19,503	$15,354	$10,447	$5,009

Note: Recap of Income from Mortgage Banking Activities

	March 2004	Dec. 2003	Sept. 2003	June 2003	March 2003
Gross income from servicing	$1,125	$3,888	$2,941	$1,889	$903
Amortization of MSRs	(1,052)	(7,163)	(6,373)	(3,650)	(1,549)

(Excess amortization) / net servicing income	73	(3,275)	(3,432)	(1,761)	(646)
Change in valuation allowance MSRs	(2,909)	1,400	1,019	(2,511)	(989)
Net derivative gain (loss) — non hedging	3,738	(2,753)	(1,919)	4,840	1,805

Income (loss) from mortgage servicing	902	(4,628)	(4,332)	568	170
Gain on sale of mortgage loans	1,026	14,822	14,083	10,340	4,188

Net mortgage banking revenue	$1,928	$10,194	$9,751	$10,908	$4,358

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Second Bancorp Incorporated

Date: May 3, 2004	/s/ David L. Kellerman

David L. Kellerman
Chief Financial Officer and Treasurer